================================================================================

                                FMC SELECT FUND






                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1998




ADVISED BY:
FIRST MANHATTAN CO.

================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

We are pleased to report that the FMC Select Fund (the "Fund") received special commendation from Lipper Analytical Services for being the number one performing flexible fund in 1997 out of a universe of over 200 such funds. During 1997 the Fund had a total return of 34.1%, besting the 33.3% total return of the S&P 500 and 24.9% total return of the Dow Jones Industrials, despite having about 20% of the portfolio invested in bonds and cash.

The Fund had a total return of 16.6% for the six months ended April 30, 1998, compared to a total return of 18.6% for the Fund's benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. While we report to you on a semi-annual basis, we urge you to focus on the long term. From inception on May 8, 1995 through April 30, 1998 the Fund had a total return of 108.1% versus 105.5% for the benchmark. As of April 30, 1998, 81% of the Fund's assets were invested in equities, well within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents.

                                 TOTAL RETURN 1
                                               Annualized
                      One Year                Inception (3)
                     Return (2)                  to Date
                      38.10%                     27.97%

Comparison of Change in the Value of a $10,000 Investment in the FMC Select Fund, versus the S&P 500 Composite Index, the Merrill Lynch 1-10 Year Corporate/Government Index, and an 80/20 blend of the above S&P and Merrill Indices.

[LINE GRAPH OMITTED]
Plot points follow:

            FMC Select Fund       80/20 Blend of the above
                                   S&P and Merrill Indices
5/31/95       $10,000                    $10,000
10/31/95       10,844                     10,873
10/31/96       13,445                     13,093
10/31/97       17,547                     16,656
4/30/98        20,451                     19,753

[LINE GRAPH OMITTED]
Plot points follow:

           FMC Select Fund       S&P 500           Merrill Lynch 1-10 Year
                              Composite Index         Corp./Gov't.Index
5/31/95       $10,000            $10,000                   $10,000
10/31/95       10,844             11,005                    10,353
10/31/96       13,445             13,654                    10,948
10/31/97       17,547             18,039                    11,781
4/30/98        20,451             22,092                    12,148



 1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
 2 One year return is for the period beginning 5/1/97 and ending 4/30/98.
 3 The FMC Select Fund commenced operations on May 8, 1995.

 Our investment process remains focused on owning good businesses, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as returns on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. While these qualities may be underappreciated after seven consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. The table reflects that the Fund is invested in profitable businesses selling at attractive valuations.

--------------------------------------------------------------------------------
                                   FMC SELECT FUND        S&P INDUSTRIALS INDEX
                                   ---------------        ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]              25%                       19%
Period Needed to Retire
   Debt from Free Cash Flow [2]         2 Years                   4 Years
Estimated Annual EPS Growth
   for 1998-2002                        14%                       8%

VALUATION
---------
1999 Estimated Price/Earnings           18.4X                     21.9X
--------------------------------------------------------------------------------

[1] The ROE is based on net income for the trailing four quarters ended 3/31/98 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.
[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprise's underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating a business's fundamentals.

                             PORTFOLIO COMPOSITION
[PIE CHART OMITTED]

Plot Points are as follows:

Technology 5%
Specialty Chemicals 4%
Retail 8%
Railroads 1%
Packaging 3%
Miscellaneous Industrial 5%
Miscellaneous Business Services 5%
Media/Information 13%
Hotels, Lodging & Gaming 3%
Healthcare 4%
Preferred Stock 1%
Corporate Obligations 6%
U.S. Gov't. Agency Obligations 5%
U.S. Treasury Obligations 7%
Auto & Truck Related 1%
Banks 11%
Consumer Products 6%
Financial Services 7%
Food, Beverage & Tobacco 5%

% of Total Fund Investments

Towards the end of 1997 the Fund established positions in First Data Corp.
(FDC), the global leader in payment processing and Benckiser (BNV), the global leader in both automatic dishwashing detergent and consumer water softeners. Below are descriptions of the fundamentals of these two strong franchises.

First Data Corp. is well positioned to benefit from two powerful trends -- the transition from paper money to electronic methods of payment and the increasing propensity of financial institutions to outsource data processing functions. FDC earns a 20% ROE (all earnings are free cash flow), derives 80% of its revenues from recurring sources and possesses a solid balance sheet. FDC has the leading market share by at least 15 percentage points in each of its three core businesses, money transfer (Western Union, about 40% of operating income), issuer credit card processing (about 25% of operating income) and merchant credit card processing (about 20% of operating income).

We have followed FDC since the initial public offering by American Express in 1992, but we did not invest in the company at that time because it sold at a premium valuation. However, in the second half of 1997 FDC's price declined from 46 to 30, as many of the momentum and growth investors who historically owned FDC sold their positions because of a slowing in one of the three core businesses. Our research suggested that the problems were short-term in nature and likely to reverse out within the next 2-4 quarters, rather than indicative of a long-term deterioration in profitability. In fact, our research showed FDC's market share and cost advantage widening in each of its three businesses and a number of key metrics, such as asset turnover, unit costs and cash generation improving. In addition, FDC's joint venture with Microsoft ("MS-FDC") in bill presentation over the Internet has the prospect of becoming the leading mode of electronic commerce early in the next century. We purchased FDC at 16X 1998 estimated earnings, or at a 20% discount to the Standard & Poor's Industrials.

Benckiser is the world leader in both automatic dishwasher cleaning products (38% share, major brands: Jet Dry, Electrasol, Finish, Calgonit, Double Action) and water softeners (80%+ share, major brands: Calgon, Double Protection), and number two in lime and trust cleaners (33% share, major brands: Lime-a-Way, Cillit). These high shares are mostly a function of BNV's dominating the market in Western Europe, where it generates 70% of revenue and 90% of operating income. BNV is a profitable business (30% ROCE or return on capital employed) selling products with predictable, stable demand, and limited exposure to the business cycle, 75% of sales are in products where BNV is either #1 or #2 in market share and 66% of sales are in premium niche products where BNV commands a 15% or greater pricing premium over the competition.

We purchased BNV at $35 in December. This equates to 16x 1998E EPS of $2.20 and a 1998E free cash flow of 7%; by either metric BNV was valued 20-50% below that of the major publicly traded, household products companies. This valuation gap more than offset the presence of risks that we do not normally encounter, i.e. foreign exchange risk, recent initial public offering, non-U.S. corporate governance further compounded by insider control of votes via supervoting stock. But what really drove the decision to purchase BNV was the enthusiasm of actual users regarding the superior cleaning capabilities of Electrasol Dual Action Tabs, the new tabular dishwashing detergent with "no mess, no measuring and no waste". We urge you all to try the product.

We continue to work hard analyzing the Fund's existing and prospective investments. Please feel free to call us with any questions or comments on the Fund.

Sincerely yours,





/S/ SIGNATURE              /S/ SIGNATURE                     /S/ SIGNATURE
Bernard Groveman           William McElroy                   A. Byron Nimocks
Equity Manager             Fixed Income Manager              Equity Manager

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1998                                                       (Unaudited)


                                                                       Market
                                                                       Value
FMC SELECT FUND                                         Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK (80.8%)
AUTO & TRUCK RELATED (1.4%)
   Mark IV Industries                                   23,593       $   497
   Snap-On Tools .....................................  23,200           982
                                                                     -------
                                                                       1,479
                                                                     -------
BANKS (11.2%)
   Charter One Financial .............................   8,048           545
   Compass Bancshares ................................  23,100         1,120
   Dime Bancorp* .....................................  52,100         1,599
   NationsBank .......................................  71,045         5,382
   North Fork Bancorp ................................  63,000         2,339
   TF Financial ......................................  32,000           880
                                                                     -------
                                                                      11,865
                                                                     -------
CONSUMER PRODUCTS (5.7%)
   Benckiser N.V., Cl B* .............................  49,900         2,900
   Ekco Group ........................................ 168,600         1,233
   Kimberly-Clark ....................................  28,600         1,451
   Tupperware ........................................  17,500           474
                                                                     -------
                                                                       6,058
                                                                     -------
FINANCIAL SERVICES (7.2%)
   Fannie Mae ........................................  23,000         1,377
   Freddie Mac .......................................  72,000         3,335
   Household International ...........................  19,920         2,618
   Northern Trust ....................................   3,700           270
   Waddell & Reed Financial, Cl A* ...................   3,800            94
                                                                     -------
                                                                       7,694
                                                                     -------
FOOD, BEVERAGE & TOBACCO (5.2%)
   Philip Morris .....................................  71,420         2,665
   Schweitzer-Mauduit International ..................  51,100         1,699
   UST ...............................................  43,800         1,207
                                                                     -------
                                                                       5,571
                                                                     -------
HEALTHCARE (3.6%)
   Johnson & Johnson .................................   7,400           528
   Schering Plough ...................................  40,600         3,253
                                                                     -------
                                                                       3,781
                                                                     -------
HOTELS, LODGING & GAMING (3.5%)
   Harrah's Entertainment* ...........................  25,050           653
   MGM Grand* ........................................  38,400         1,296
   Red Roof Inns* ....................................  98,800         1,748
                                                                     -------
                                                                       3,697
                                                                     -------
MEDIA/INFORMATION (13.1%)
   Cognizant .........................................  87,900         4,521
   Gannett ...........................................  40,800         2,772
   Harte-Hanks Communications ........................ 197,700         4,485
   May & Speh* .......................................  97,020         1,443
   E.W. Scripps ......................................  13,000           737
                                                                     -------
                                                                      13,958
                                                                     -------
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1998                                                       (Unaudited)


                                                                      Market
                                                                       Value
FMC SELECT FUND (CONTINUED)                             Shares         (000)
--------------------------------------------------------------------------------

MISCELLANEOUS BUSINESS SERVICES (4.7%)
   Manpower ..........................................  29,200      $  1,287
   Olsten ............................................  88,500         1,211
   Wallace Computer Services .........................  39,310         1,418
   York Group ........................................  56,100         1,024
                                                                     -------
                                                                       4,940
                                                                     -------
MULTIPLE INDUSTRIES (5.3%)
   Blount International ..............................  44,000         1,367
   IDEX .............................................. 104,400         3,817
   Stanley Works .....................................   9,500           486
                                                                     -------
                                                                       5,670
                                                                     -------
PACKAGING (2.6%)
   Sealed Air* .......................................  32,547         2,040
   W.R. Grace & Company* .............................  35,350           718
                                                                     -------
                                                                       2,758
                                                                     -------
RAILROADS (0.8%)
   Burlington Northern Santa Fe ......................   8,600           851
                                                                     -------
RETAIL (8.0%)
   J. Baker ..........................................  46,200           543
   Dollar General ....................................  93,693         3,549
   InterTAN* ......................................... 258,500         1,745
   Tandy .............................................  54,199         2,696
                                                                     -------
                                                                       8,533
                                                                     -------
SPECIALTY CHEMICALS (3.9%)
   Betz Dearborn .....................................  19,900         1,067
   Ethyl ............................................. 147,070         1,121
   Great Lakes Chemical ..............................  25,300         1,271
   McWhorter Technologies* ...........................  24,300           632
                                                                     -------
                                                                       4,091
                                                                     -------
TECHNOLOGY (4.6%)
   First Data ........................................  79,400         2,690
   Northrop Grumman ..................................  21,000         2,219
                                                                     -------
                                                                       4,909
                                                                     -------
TOTAL COMMON STOCK
   (Cost $56,696)                                                     85,855
                                                                     -------

PREFERRED STOCK (1.0%)
   Fresenius National Medical Care* ..................  20,400             1
   Sealed Air Convertible, Ser A .....................  16,791         1,034
                                                                     -------
TOTAL PREFERRED STOCK
   (Cost $688)                                                         1,035
                                                                     -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1998                                                       (Unaudited)


                                                           Face         Market
                                                          Amount         Value
FMC SELECT FUND (CONTINUED)                                (000)         (000)
--------------------------------------------------------------------------------


CORPORATE OBLIGATIONS (6.5%)
   Aon
        7.400%,  10/01/02 .............................     $150        $  156
   BellSouth Trust MTN
        9.190%,  07/01/03 .............................      171           186
   Bond-Backed Certificate IBM
        7.350%,  06/01/17 .............................      514           553
   Commercial Credit
        7.750%,  03/01/05 .............................      150           161
   Eastman Kodak
        9.750%,  10/01/04 .............................      300           355
   GEICO
        7.500%,  04/15/05 .............................      200           215
   General Motors
        8.950%,  07/02/09 .............................      700           781
   Gerber Products
        9.000%,  10/15/06 .............................      255           299
   H & R. Block
        6.750%,  11/01/04 .............................      615           624
   Manufactures & Trader Trust
        8.125%,  12/01/02 .............................      250           267
   May Department Stores
        9.750%,  02/15/21 .............................      415           538
   Monsanto
        8.130%,  12/15/06 .............................      555           617
   Norwest MTN
        6.375%,  09/15/02 .............................      350           351
   Philip Morris
        7.250%,  01/15/03 .............................      200           206
        7.200%,  02/01/07 .............................      300           308
   Simon DeBartolo
        6.875%,  11/15/06                                    400           407
   Taubman Realty Group
        7.000%,  10/01/03 .............................      400           403
   Union Pacific
        7.600%,  05/01/05 .............................      250           264
   United Postal Savings Association
        9.000%,  07/26/99 .............................      150           155
                                                                        ------
TOTAL CORPORATE OBLIGATIONS
   (Cost $6,690) ......................................                  6,846
                                                                        ------


U.S. GOVERNMENT AGENCY OBLIGATIONS (4.5%)
   Fannie Mae
        6.595%,  12/01/03 .............................      494           500
        6.640%,  07/02/07 .............................      500           522
        6.800%,  08/27/12 .............................      400           415
   Farm Credit System
        9.375%,  07/21/03 .............................      200           228
   Freddie Mac
        6.830%,  06/15/05 .............................      250           253
   Government Trade Trust, Ser 1995 A
        8.010%,  03/01/07 .............................      232           254

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

April 30, 1998                                                       (Unaudited)


                                                           Face         Market
                                                          Amount         Value
FMC SELECT FUND (CONCLUDED)                                (000)         (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
   Guaranteed Export Certificates
        7.460%,  12/15/05 .............................   $  347      $    366
   Guaranteed Trade Trust, Ser A
        7.020%,  09/01/04 .............................      162           168
   Overseas Private Investment
        6.930%,  12/15/08 .............................      800           835
   Small Business Administration, Ser 1996-10F
        6.500%,  11/01/06 .............................      334           340
   Small Business Administration, Ser 1997-20 L
        6.550%,  12/01/17 .............................      500           511
   Small Business Administration, Ser 1998 D
        6.150%,  04/01/18 .............................      400           400
                                                                      --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $4,733)                                                         4,792
                                                                      --------


U.S. TREASURY OBLIGATIONS (7.1%)
   U.S. Treasury Bills
        0.000%,  05/28/98 ..............................     612           610
        0.000%,  08/20/98 ..............................   1,096         1,079
        0.000%,  09/17/98 ..............................   1,617         1,586
        0.000%,  10/15/98 ..............................   2,678         2,615
   U.S. Treasury Notes
        5.875%,  10/31/98 ..............................     250           251
        9.125%,  05/15/99 ..............................     255           264
        8.750%,  08/15/00 ..............................     250           267
        8.000%,  05/15/01 ..............................     250           267
        7.500%,  11/15/01 ..............................     250           265
        6.250%,  02/15/03 ..............................     250           256
        6.250%,  02/15/07 ..............................      93            96
                                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $7,523) .......................................                 7,556
                                                                      --------
TOTAL INVESTMENTS (99.9%)
   (Cost $76,330) ......................................               106,084
                                                                      --------
OTHER ASSETS AND LIABILITIES, NET (0.1%)                                   151
                                                                      --------


NET ASSETS:
   Portfolio Shares (unlimited authorization --
     no par value) based on 5,771,233 outstanding
     shares of beneficial interest .....................                74,315
   Undistributed net investment income .................                    49
   Accumulated net realized gain on investments ........                 2,117
   Net unrealized appreciation on investments ..........                29,754
                                                                      --------
TOTAL NET ASSETS (100.0%) ..............................              $106,235
                                                                      ========
   Net Asset Value, Offering and Redemption Price Per Share             $18.41
                                                                      ========

* NON-INCOME PRODUCING SECURITY
CL--CLASS
MTN--MEDIUM TERM NOTE
SER--SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                          FMC SELECT FUND

For the six-month period ended April 30, 1998                        (Unaudited)


                                                                          FMC
                                                                         SELECT
                                                                          FUND
                                                                         (000)
------------------------------------------------------------------------------

Investment Income:
   Dividend Income.................................................    $   458
   Interest Income ................................................        518
------------------------------------------------------------------------------

     Total Investment Income.......................................        976
------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees .......................................        359
   Investment Advisory Fee Waiver .................................        (13)
   Administrative Fees ............................................         90
   Custodian Fees .................................................          3
   Professional Fees ..............................................         10
   Transfer Agent Fees ............................................         14
   Printing Fees ..................................................         10
   Trustee Fees ...................................................          3
   Registration and Filing Fees ...................................         10
   Insurance and Other Fees .......................................          8
------------------------------------------------------------------------------

     Total Expenses, Net ..........................................        494
------------------------------------------------------------------------------

       Net Investment Income ......................................        482
------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .........................      2,087
   Net Change in Unrealized Appreciation of Investment Securities .     10,903
------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments ..............     12,990
------------------------------------------------------------------------------

   Net Increase in Net Assets Resulting from Operations............    $13,472

==============================================================================






    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                               FMC SELECT FUND

For the six-month period ended April 30, 1998 (Unaudited) and for the year ended October 31, 1997.


                                                  11/1/97          11/1/96
                                                TO 4/30/98       TO 10/31/97
FMC SELECT FUND                                    (000)            (000)
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income...................... $     482       $     685
   Net Realized Gain from Securities Sold ....     2,087           4,502
   Net Change in Unrealized Appreciation
     of Investment Securities ................    10,903          11,311
--------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
        from Operations......................     13,472          16,498
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ......................     (458)           (681)
   Realized Capital Gains......................   (4,503)         (1,500)
--------------------------------------------------------------------------------
     Total Distributions ......................   (4,961)         (2,181)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ................   18,767          15,537
   Reinvestment of Cash Distributions .........    4,816           2,131
   Cost of Shares Redeemed ....................   (1,550)         (4,203)
--------------------------------------------------------------------------------
   Increase in Net Assets Derived from
      Capital Share Transactions...............   22,033          13,465
--------------------------------------------------------------------------------
     Total Increase in Net Assets .............   30,544          27,782
--------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ........................   75,691          47,909
--------------------------------------------------------------------------------
   End of Period .............................. $106,235         $75,691
================================================================================
    Shares Issued and Redeemed:
    Shares Issued .............................    1,068           1,069
    Shares Issued in Lieu of
       Cash Distributions .....................      289             152
    Shares Redeemed ...........................      (87)           (290)
--------------------------------------------------------------------------------
     Net Increase in Share Transactions .......    1,270             931
================================================================================













    The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                                                 FMC SELECT FUND

For the six-month period ended April 30, 1998 (Unaudited) and for the periods ended October 31.

For a share outstanding throughout each period

                                                                                                                Ratio      Ratio
          Net                                                          Net                 Net                  of Net   of Expenses
         Asset             Realized and Distributions Distributions   Asset               Assets     Ratio    Investment to Average
         Value      Net     Unrealized     from Net       from        Value                End    of Expenses   Income   Net Assets
       Beginning Investment  Gains on     Investment     Capital       End      Total   of Period to Average  to Average (Excluding
       of Period   Income   Securities      Income        Gains     of Period   Return    (000)   Net Assets  Net Assets   Waivers)
       --------- ---------- ----------- ------------- ------------- ---------   ------  --------- ----------- ---------- -----------
---------------
FMC SELECT FUND
---------------


1998**  $16.82      0.09        2.58         (0.09)      (0.99)       $18.41    16.55%   $106,235    1.10%        1.07%     1.13%
1997    $13.42      0.16        3.81         (0.16)      (0.41)       $16.82    30.51%   $ 75,691    1.10%        1.08%     1.17%
1996    $10.97      0.14        2.48         (0.14)      (0.03)       $13.42    23.99%   $ 47,909    1.10%        1.10%     1.20%
1995(1) $10.00      0.10        0.96         (0.09)        --         $10.97    10.60%   $ 27,202    1.10%*       1.96%*    1.57%*

            Ratio
           of Net
         Investment
           Income
         to Average
         Net Assets    Portfolio
         (Excluding    Turnover
          Waivers)      Rate
        -----------   ---------
           1.04%        6.23%
           1.01%       21.71%
           1.00%       24.39%
           1.49%*       1.87%



 *  Annualized
**  For the period ended April 30, 1998. All ratios have been annualized.
 +  Total return is for the period indicated and has not been annualized.
(1) The FMC Select Fund commenced operations on May 8, 1995.

                         The accompanying notes are an integral part of the financial statements.


NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

April 30, 1998                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with seven portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually. Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

April 30, 1998                                                       (Unaudited)



3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $14,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets of the Fund. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 1998 are as follows:

                                            (000)
                                          ---------
Purchases
  Government ..........................   $  2,262
  Other ...............................     18,155
Sales
  Government ..........................  $     771
  Other ...............................      4,621

At April 30, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 1998, is as follows:

                                            (000)
                                          --------
Aggregate gross unrealized
  appreciation ........................    $31,324
Aggregate gross unrealized
  depreciation ........................     (1,570)
                                          --------
Net unrealized appreciation ...........    $29,754
                                          ========

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

================================================================================

                                      FUND:
                                 FMC SELECT FUND
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                               SEI FUND RESOURCES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103


This information must be preceded or accompanied by a current prospectus for the Fund described.


FMC-F-004-04
================================================================================